UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

2000 Pennsylvania Avenue, NW, Suite 6000, Washington, DC 20006
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (202) 777-5000

ITEM 12. Results of Operations and Financial Condition.

In a press release on July 23, 2003, The Corporate Executive Board Company (the “Company”) announced and commented on its financial results for the second quarter 2003 and provided a financial outlook for fiscal 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release is being furnished to the Securities and Exchange Commission under ITEM 12 Results of Operations and Financial Condition.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Corporate Executive Board Company

By: /s/ Timothy R. Yost
____________________________
Timothy R. Yost

Chief Financial Officer

Date: July 23, 2003

Exhibit Index

Exhibit No	Description

99.1	Press Release dated July 23, 2003.